AMIDEX Funds, Inc.
                              630 Fitzwatertown Rd.
                              Building A, 2nd Floor
                             Willow Grove, PA 19090


                          Supplement Dated June 5, 2005
                    To the Prospectus Dated October 15, 2004


On January 31, 2005, the Board of Directors of AMIDEX Funds, Inc. ("Company") accepted the resignation of InCap Service Company as transfer, dividend disbursing and shareholder servicing agent and InCap Securities, Inc., as distributor to the AMIDEX35 Israel Mutual Fund and the AMIDEX Cancer Innovations & Healthcare Fund Series ("Funds") of the Company.

The Board appointed Matrix Capital Group, Inc. ("MCG"), Inc. to be transfer, dividend disbursing, shareholder servicing agent and distributor to the Funds, under the same terms and conditions as the contract with InCap.

MCG is a registered broker/dealer and Transfer Agent with the Securities and Exchange Commission. MCG is the Funds' administrator, transfer, dividend disbursing, shareholder servicing agent, fund accounting agent and distributor. MCG is employing key personnel formerly employed by InCap to insure there is minimal change in the day-to-day operations of the Funds.